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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2001


                                KITTY HAWK, INC.
               (Exact name of registrant as specified in charter)

           Delaware                           0-25202                     75-2564006
(State or other jurisdiction         (Commission File Number)  (IRS Employer Identification No.)
      of incorporation)

     1515 West 20th Street
        P.O. Box 612787
Dallas/Fort Worth International
        Airport, Texas                                                      75261
(Address of principal executive                                           (Zip Code)
           offices)
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       Registrant's telephone number, including area code: (972) 456-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         On April 17, 2001, the Company and its subsidiaries filed the Debtors' Amended Joint Plan of Reorganization Dated April 17, 2001 (the
"AMENDED PLAN"), and the accompanying Disclosure Statement Under 11 U.S.C.
Section 1125 in Support of the Debtors' Joint Plan of Reorganization Dated
April 17, 2001 (the "DISCLOSURE STATEMENT") in the United States Bankruptcy
Court for the Northern District of Texas, Fort Worth Division.

         The hearing on the adequacy of the Disclosure Statement will be held on May 23, 2001 at 1:15 p.m., Dallas, Texas time, before the Honorable Barbara J.
Houser at 1100 Commerce Street, 14th Floor, Dallas, Texas. Once commenced, the hearing on the adequacy of the Disclosure Statement may be adjourned or continued by announcement in open court with no further notice.

         This Form 8-K, the Amended Plan and the Disclosure Statement contain forward-looking statements relating to business expectations, asset sales and liquidation analysis. Business plans may change as circumstances warrant. Actual results may differ materially as a result of many factors, some of which the Company has no control over. Such factors include, but are not limited to:
worldwide business and economic conditions; recruiting and new business solicitation efforts; product demand and the rate of growth in the air cargo industry; the impact of competitors and competitive aircraft and aircraft financing availability; the ability to attract and retain new and existing customers; jet fuel prices; normalized aircraft operating costs and reliability, aircraft maintenance delays and damage; regulatory actions; the demand for used aircraft and aviation assets; contest for control of the Company; and the Company's ability to negotiate favorable asset sales. These risk factors and additional information are included in the Company's reports on file with the Securities and Exchange Commissions.

These disclosures are not intended to be a solicitation of votes for our plan of reorganization of the Company. Creditors whose votes are being solicited will receive by mail a solicitation package, including the Disclosure Statement, the Amended Plan, the order approving the Disclosure Statement, a general notice and ballot.

ITEM 7. EXHIBITS.

(c)      Exhibits

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
         99.1     Debtors' Amended Joint Plan of Reorganization Dated April 17,
                  2001.

         99.2     Disclosure Statement Under 11 U.S.C. Section 1125 in Support
                  of the Debtors' Joint Plan of Reorganization Dated April 17,
                  2001.
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                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                KITTY HAWK, INC.

Date: April 25, 2001
                                      By:  /s/ TILMON J. REEVES
                                           -----------------------------------
                                      Name:    Tilmon J. Reeves
                                      Title:   Chairman of the Board and
                                               Chief Executive Officer


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                                  EXHIBIT INDEX


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

Exhibit
Number   Description
-------  -----------
99.1     Debtors' Amended Joint Plan of Reorganization Dated April 17, 2001.

99.2     Disclosure Statement Under 11 U.S.C. Section 1125 in Support of the
         Debtors' Joint Plan of Reorganization Dated April 17, 2001.

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